Fixed Assets, Net	12 Months Ended
Dec. 31, 2015
FIXED ASSETS, NET [Abstract]
Fixed Assets, Net

10. FIXED ASSETS, NET

	As of December 31, (in thousands)
	2014	2015
Office building	$207,236	$195,281
Computer equipment (including servers)	68,152	50,660
Leasehold and building improvements	34,004	32,143
Office furniture	5,463	4,440
Vehicles	1,522	1,729

Total	316,377	284,253
Less: accumulated depreciation	(72,540)	(69,947)

Net book value	$243,837	$214,306

The depreciation expense for fixed assets was $15.6 million, $23.7 million and $16.4 million, respectively, for the years ended December 31, 2013, 2014 and 2015.